                                                               EXHIBIT 10.11(a)



                                                 LOAN NO. ______________________

                             MASTER LOAN AGREEMENT

                                                      Date: August _______, 1997

         This Master Loan Agreement (this "Loan Agreement") is made by and between NEWMARK HOMES, L.P., a Texas limited partnership (hereinafter called "Borrower" whether one or more), whose address is 1200 Soldiers Field Drive, Sugarland, Texas 77479, and GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, organized and existing under the laws of the United States (hereinafter called "Lender"), whose address is 8333 Douglas Avenue, Dallas, Texas 75225, in connection with a revolving loan (hereinafter called the "Loan"), from Lender to Borrower, for the acquisition and/or refinancing of residential lots (the "Lots"), and the construction of single-family residences thereon (the "Residences") (the Lots and the Residences thereon are sometimes collectively called hereinafter the "Properties" and individually "Property"). The Properties shall be in residential subdivisions approved by Lender, as set forth in Exhibit A attached hereto, and incorporated herein by reference, and in additional residential subdivisions, as may hereafter be approved by Lender from time to time. The number of Residences to be constructed shall be limited and the price range of the Residences shall be as stipulated on Exhibit A attached hereto. The Loan shall be in the amount of $10,000,000.00 (the "Loan Amount"). This Loan Agreement is a master agreement and shall govern all of the advances made under a revolving promissory note (the "Note"), secured by one or more deeds or trust, from time to time executed by Borrower, for the benefit of Lender, covering certain Lots and Residences constructed or to be constructed thereon.

         In connection with the Loan, Borrower and Lender hereby agree as follows:

         1. NOTE, AUTHORITY, ETC. Simultaneously with the execution and delivery of this Loan Agreement, Borrower shall execute and deliver to, procure for and deposit with and pay to Lender the following, all in form and substance satisfactory to Lender:

                 (a)      The Note evidencing the Loan.

                 (b) Such documents and instruments as Lender may require to evidence the status, organization or authority of Borrower and any guarantor of the Loan.

                 (c) Continuing guaranty (the "Guaranty") of the Loan executed by the guarantor(s) set forth on Exhibit A attached hereto and incorporated herein by reference "Guarantor" whether one or more).

                 (d) An Approved Budget, in the form attached hereto as Exhibit B and incorporated herein by reference.

                 (e) Financial statements of Borrower and any Guarantor of the Loan (the "Financial Statements").

                 (f)      Loans to One Borrower Affidavit.

         2. REQUIREMENTS FOR FIRST ADVANCE. Prior to the first advance secured by a Mortgage (as hereinafter defined), Borrower shall execute and deliver to, procure for and deposit with and pay to Lender the following, all in form and substance satisfactory to Lender, such requirements also being applicable prior to the first advance secured by each additional Mortgage:

                 (a) Such documents as Lender may require to evidence, govern or secure the payment or the Loan, including a deed of trust (each individual deed trust hereinafter called a Mortgage and all deeds of trust securing the Loan are hereinafter called the





MASTER LOAN AGREEMENT - Page 1
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         "Mortgages"), securing the payment of the Note and Loan and evidencing a first lien or charge on that portion of the Properties covered by the Mortgage.

                 (b) Mortgagee Title Policy Binder on Interim Construction Loan (the "Binder "), issued by a title insurance company or companies acceptable to Lender (Lender hereby approving Pacific Title, L.P., as agent, subject to Lender's approval of such title insurance company), agreeing to insure Lender, in the aggregate amount of the Loan Allocation (as hereinafter defined) for each Property covered by such Mortgage (the "Aggregate Loan Allocation"), that such Mortgage and any other liens securing the payment of the Note and Loan have the priority required by Lender. If required by Lender, the Binder shall be extended to cover each and every advance at the time such advance is made; provided, however, the maximum title insurance for title insurance underwriters must be acceptable to Lender, and if required by Lender, from time to time, Borrower shall cause to be issued to Lender an additional Binder or Binders, in such amounts and from such title insurance underwriters, as are acceptable to Lender.

                 (c) Policies of all-risk builder's risk insurance on each Property covered by such Mortgage, owner's liability insurance, worker's compensation insurance, and such other insurance as Lender may require, with standard mortgagee clauses attached naming Guaranty Federal Bank, F.S.B., 8333 Douglas Avenue, Dallas, Texas 75215,
         Attention: Commercial Loan Insurance Administrator, as the insured mortgagee thereunder, such policies to be issued by companies satisfactory to Lender, with copies, or certificates thereof, being delivered to Lender.

                 (d) A representative set of plans with respect to each type or model of Residence to be constructed by Borrower on every Lot covered by such Mortgage.

                 (e) Recorded Subdivision Plat pertaining to all Lots covered by such Mortgage. approved by all applicable governmental authorities having jurisdiction.

                 (f) Appraisal of the Lot(s) and the Residence(s) to be constructed thereon (if applicable) covered by such Mortgage, which shall be ordered directly by Lender, at Borrower's expense (not to exceed $225.00 per Property), prepared by all appraiser satisfactory to Lender.

                 (g) Such sums for insurance, taxes, expenses, charges and fees customarily required by Lender.

                 (h) Loan Finance Charge in the amount set forth on Exhibit A attached hereto.

                 (i) Evidence that each Lot covered by such Mortgage is not located within any designated flood plain or special flood hazard area.

                 (j) True, correct and complete copies of all executed Contracts of Sale (the "Contracts"), for the sale of a Property, covered by such Mortgage.

                 (k) Inspection fee as set forth on Exhibit A attached hereto.

                 (1) Lender may require as a condition to each advance, a bills-paid affidavit from each original contractor and subcontractor, to be submitted with each draw request, together with responses to requests for information as provided under Texas Property Code Section 53.159.

                 (m) If and as requested by Lender, (i) evidence that all applicable zoning ordinances and restrictive covenants affecting the Property covered by such Mortgage permit the use for which the Residences to be constructed thereon are intended and have been or will be complied with, (ii) evidence of the availability of all Utilities to and for the Property covered by such Mortgage, (iii) evidence that all streets providing access to the Property covered by such Mortgage have been dedicated to public use and installed





MASTER LOAN AGREEMENT - Page 2
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         and accepted by the applicable governmental authorities, (iv) an environmental site assessment report with respect to the Property covered by such Mortgage which is prepared by a qualified firm acceptable to Lender and which certifies as follows: (A) there is no evidence that any hazardous materials have been generated, treated, stored, or disposed of on any of the Property covered by such Mortgage and none exists, on under or at such Property; (B) there is no publicly available information or records, or evidence at the Property covered by such Mortgage, of environmental matters that could restrict the development or use of such Property or of any high voltage transmission lines, wetlands, or hazardous material, and (v) such other information and evidence as Lender shall require relating to Borrower or such Property.

                 (n) A detailed cost breakdown for the construction of each Residence covered by such Mortgage.

         This Loan Agreement, the Note, the Mortgage, the Guaranty and any other documents evidencing or securing the Loan are collectively called hereinafter the "Loan Instruments."

         3. REQUIREMENTS FOR SUBSEQUENT ADVANCES. Prior to any subsequent advances secured by a Mortgage, Borrower shall satisfy the following requirements and, if required by Lender, deliver to Lender evidence of such satisfaction, such requirements also being applicable prior to any subsequent advances secured by each additional Mortgage:

                 (a) All conditions precedent to the First advance shall have been satisfied.

                 (b) Such certificates, approvals and evidence of completion, in whole or in part, of the applicable construction item described on the Approved Budget, bills and invoices as Lender may request prior to making any disbursement hereunder.

                 (c) Building permit(s) and all other permits required with respect to the Residences covered by such Mortgage.

         4. PROCEDURE FOR ADVANCES. Advances under the Loan shall be and in accordance with the terms and provisions of Paragraph 4(b) below prior to the giving of the notice described in Paragraph 4(f) below. Advances under the Loan shall be made in accordance with the following:

                 (a) Upon Borrower's compliance with the provisions of this Loan Agreement, provided that Borrower is not in default hereunder, and subject to all other provisions of this Loan Agreement, Lender will advance and disburse the Loan and Borrower's Deposit (hereinafter defined) in installments to Borrower for the payment of the acquisition or refinancing costs for any Lots and/or, after actual commencement of construction hereunder, for the payment of costs of labor, materials or services for the construction of the Residences for work actually done. As to all advances, a residential draw request therefor shall be executed and certified to by Borrower and shall be accompanied by such information as Lender may request. Advances under the Loan shall not exceed the amounts provided in the Approved Budget. If requested by Lender following a default (and the expiration of any applicable notice and/or cure period), Borrower shall maintain a special account at a bank selected by Borrower, satisfactory to Lender, into which all advances and other payments in connection with the construction of the Residences shall be deposited by Borrower, and against which checks shall be drawn only for costs incident to the Loan and the Property.

                 (b) Borrower shall be entitled only to payment in the amount approved by Lender, based upon the stage, as identified on Exhibit B attached hereto (the "Stage") of the Properties for which Lender has received appraisals and commitments for title insurance acceptable to Lender and on which Lender has not released its lien of record. On a monthly basis, Borrower shall submit to Lender a borrowing base application for advance (in the form attached hereto as Exhibit C) which identifies each Property, its address, lot and block, plan type, sales price, and its Stage, according to the Approved





MASTER LOAN AGREEMENT - Page 3
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         Budget. In addition, on a weekly basis, Borrower a work in progress report (the "WIP Report") which also identifies each Property, its address, lot and block, plan type, Sales price, and its Stage, according to the Approved Budget. The aggregate amount, from time to time, of the lot acquisition Stage and the actual work in progress ("WIP") Stage of the Properties is referred to herein as the "Borrowing Base" and shall be determined by Lender in its sole discretion. Notwithstanding any provision herein to the contrary, Lender shall have no obligation to make any advance under this Loan which exceeds the Borrowing Base, as it exists from time to time.

                 At any given time, the "Borrowing Base" will be determined by the most recent WIP Report, as received and accepted by Lender. However, if inspections by Lender reveal that the WIP Report overstates the actual work in progress, the Borrowing Base for that and subsequent WIP Reports will be reduced by the amount of overstatement until another inspection has been performed by Lender. If inspection by Lender reveals that more than one WIP Report by Borrower overstates the actual WIP, or if Lender deems itself insecure, Lender may restrict the Borrowing Base to that amount determined by the last inspection by Lender; nevertheless, Lender will conduct inspections at least once per month or waive this restriction.

                 (c) Any provision herein to the contrary notwithstanding, the amount of the Loan allocated to be advanced for a Property (the "Loan Allocation" or if applicable to more than one Property, the "Loan Allocations") shall not exceed the lesser of (1) the percentage set forth on Exhibit A attached hereto of the direct costs of such Property, as determined by Lender (the "Loan to Cost Ratio"), or (2) the percentage set forth on Exhibit A attached hereto of the lowest of the following values which is applicable to such Property (the "Loan to Value Ratio"):

                          (i) The value established by Lender or by an appraisal prepared by all appraiser satisfactory to Lender and otherwise in form and substance satisfactory to Lender.

                          (ii) Borrower's purchase price for the Lot (to be used only if the Loan is strictly for acquisition of the Lot).

                          (iii)   The sales price of the Property.

                 (d) Notwithstanding any other requirements contained herein. if required by Lender, (i) credit for the final Stage (Stage 10 on Exhibit B) under the Loan for a Property will not be earned, or
         (ii) the final advance under a Loan Allocation will not be made (as appropriate) until Lender has received an affidavit or certificate executed by Borrower stating that (1) all requirements of governmental authorities having jurisdiction have been satisfied, (2) no mechanics' or materialmen's liens or other encumbrances have been filed against the Property, (3) a copy of the final certificate of occupancy or all unconditional temporary certificate of occupancy issued by the governing municipal authority, and (4) all invoices, bills, and other payments have been paid in full to the appropriate parties with respect to all of the Residences; however, Lender shall have the right to require at any time the following evidence and documents: (1) evidence that all requirements of governmental authorities having jurisdiction have been satisfied, (2) evidence that no mechanics' or materialmen's liens or other encumbrances have been filed and remain in effect against such Lot and Residence thereon, (3) evidence that either (i) the Property has been "completed," as that term is defined in Section 53.106 of the Texas Property Code or (ii) an affidavit of completion has been filed with the county clerk of the county in which such Property is located, in compliance with Section 53.106 of the Texas Property Code, and (4) final lien releases or waivers by all parties who have supplied labor, materials, or services for the construction of such Property, or who otherwise might he entitled to claim a contractual. statutory, or constitutional lien against such property.

                 (e) Anything herein or in any of the other Loan Instruments to the contrary notwithstanding, at no time shall Lender be obligated to make any advance hereunder if





MASTER LOAN AGREEMENT - Page 4
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         the outstanding balance of the Loan equals or exceeds the Loan Amount, or the loans-to-one-borrower limitation imposed upon Lender by any applicable laws, rules, and regulations of entities having jurisdiction over Lender in connection with indebtedness owing by Borrower and its affiliates to Lender (the "Loans-to-One-Borrower Limitation").

                 (f) Notwithstanding anything to the contrary in this Loan Agreement or the other Loan Instruments, at any time (and from time to time) Lender may (in its sole discretion) declare, pursuant to written notice thereof given to Borrower, that any and all future advances under the Loan shall be in accordance with the terms and provisions of Paragraph 4(a) above. From and after the date of such written notice, Paragraph 4(b) above shall be of no force and effect. Thereafter, advances under Paragraph 4(a) shall be based upon work actually done during the preceding period less retainage (if required by Lender), and all draw requests executed and certified by Borrower shall contain the information as set forth in Exhibit D attached hereto, and such other information as may be requested by Lender from time to time (including, without limitation, down date waivers from those contractors and subcontractors to whose contract the advance is allocable). Borrower agrees that Lender may make advances under the Loan before receiving Borrower's executed residential draw request and Borrower acknowledges that any such advance shall be deemed to be the amount requested by Borrower in such residential draw request even though the amount reflected in such executed residential draw request may differ from the amount of the advance made by Lender.

         5. BORROWER'S DEPOSIT. If there are insufficient funds remaining in the Loan for the completion of the Residences and, in Lender's judgment, Borrower does not have sufficient cash on hand to complete the Residences and meet its other obligations, it shall constitute a default hereunder, if, in such case, Borrower does not deposit with Lender, within ten (10) days after demand by Lender, such sums, either in the form of cash or letter(s) of credit acceptable to Lender (the "Borrower's Deposit"), as Lender may deem necessary, in addition the Loan, for the completion of the Residences, the payment of all costs in connection with the construction of the Residences, and the performance of any obligation of Borrower to Lender. Borrower hereby agrees that Lender (a) shall have a security interest in any Borrower's Deposit, and
(b) may apply any proceeds of any Borrower's Deposit for the purposes contemplated herein without any further consent or action on Borrower's part. Lender shall not be required to pay interest on the Borrower's Deposit. Lender may advance all or a portion of the Borrower's Deposit prior to any advance of any portion of the Loan proceeds. Borrower shall promptly notify Lender in writing if and when the cost of the construction of the Residences exceeds, or appears likely to exceed, the amount of the unadvanced portion of the Loan and the unadvanced portion of the Borrower's Deposit.

         6. WARRANTIES, REPRESENTATIONS, COVENANTS AND AGREEMENT Borrower warrants, represents, covenants and agrees as follows:

                 (a) Prior to the recordation of any Mortgage, no work (as that term is defined in Section 53.001 of the Texas Property Code) of any kind (including the destruction or removal of any existing improvements, site work, clearing, grubbing, draining, erection of temporary utilities or fencing of the Property) pertaining to the construction of any of the Residences, has been or will be commenced or performed upon the Property and no material (as that term is defined in Section 53.001[4] of the Texas Property Code) or equipment has been or will be delivered to or upon the Property, and no construction contract for the construction or erection of any of the Residences has been or will be let.

                 (b) Borrower will commence actual construction of a Residence within thirty (30) days from the date a Mortgage, covering such Residence, is recorded in the Real Property Records (as hereinafter defined), and will complete same, including all necessary utility connections, in accordance with the plans and specifications submitted to and approved by Lender, and in accordance with good building practice and all applicable laws, ordinances, rules, regulations and restrictions, within six (6) months from the date of such commencement. After construction of a Residence has been commenced, Borrower shall diligently proceed with said construction and will not permit cessation of





MASTER LOAN AGREEMENT - Page 5
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         the work of construction for a period in excess of fifteen (15)
         consecutive days without the written consent of Lender except for causes beyond the reasonable control of Borrower, and then not more than thirty (30) days in any event without such consent provided that Borrower is proceeding diligently in all other respects.

                 (c) Without the prior written consent of Lender, Borrower will make no material change in the plans and specifications submitted to Lender (as used in this sentence, "material change" shall mean any change to such plans and specifications other than additions or upgrades totaling less than ten percent [10%]of the sales price of the applicable Residence).

                 (d) After a default hereunder or under any other Loan Instrument (a "default") (and the expiration of any applicable notice and/or cure period), Lender shall have the right, but not the obligation, to disburse and directly apply the proceeds of any advance under the Loan to the satisfaction of any of Borrower's obligations hereunder. Any advance by Lender for such purpose shall be part of the Loan and shall be secured by the Mortgages, except an advance of a Borrower's Deposit. Borrower hereby authorizes Lender to hold, use, disburse, and apply the Loan and the Borrower's Deposit for payment of costs of construction of the Residences, expenses incident to the Loan and the Property, costs of completion of all necessary off-site development of the Property, and the payment or performance of any obligation of Borrower hereunder. Borrower hereby assigns and pledges the proceeds of the Loan and Borrower's Deposit to Lender for such purposes. Lender may advance and incur such expenses as Lender deems necessary for the completion of construction of the Residences and to preserve the Property and any other security for the Loan, and such expenses, even though in excess of the amount of the Loan, shall be secured by the Mortgages, and payable to Lender upon demand. Lender may disburse any portion of any advance at any time, and from time to time, to persons other than Borrower for the purposes specified herein irrespective of the provisions of Paragraph 4 hereof, and the amount of advances to which Borrower shall thereafter be entitled shall be correspondingly reduced.

                 (e) All advances and disbursements of the Loan and Borrower's Deposit are subject to inspection of the Residences by Lender's appraiser, and Lender at its election may require five (5) business days after receipt of notice in writing before making any advance or payment, for the purpose of making an inspection or other determination.

                 (f) Borrower will accept advances and disbursements in accordance with the provisions hereof and, if made to Borrower, will use or cause each such disbursement to be used solely for the payment of materials, labor, services, costs and expenses incurred in connection with the construction of the Residences or for such additional costs and expenses as may be approved in writing by Lender, and in payment or performance of any obligation of Borrower to Lender, and for no other purpose.

                 (g) Borrower will permit Lender and Lender's agents and representatives (who may be a third-party designated from time to time by Lender), at any and all times, during regular business hours, to inspect said construction and the Residences and to examine and copy all of Borrower's books and records and all contracts and bills pertaining to said construction and the Residences. If applicable, Borrower shall pay Lender at the time of each inspection of a Residence, an inspection fee in the amount provided in Exhibit A attached hereto, for having Lender's representative (who may be a third-party designated from time to time by Lender) inspect the Property. After a default hereunder, if Lender shall examine the aforesaid books and records, Borrower shall pay on demand by Lender, subject to Paragraph 12 hereof, reasonable expenses incurred by Lender as a result of such examination.

                 (h) Lender has no liability or obligation whatsoever for the Residences or the construction or completion thereof or work performed thereon, and has no obligation except to advance the Loan as herein agreed, and is not obligated to inspect the Residences, nor is Lender liable for the performance or default of any contractor of





MASTER LOAN AGREEMENT - Page 6
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         subcontractor, or for any failure to construct, complete, protect or insure the Residences, or for the payment of any cost or expense incurred in connection therewith, or for the performance or nonperformance of any obligation of Borrower to Lender; and nothing, including without limitation any disbursement hereunder or the deposit or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, on Lender's part.

                 (i) In the event of any default by Borrower as defined in Paragraph 10 hereof, Lender (in addition to any and all other remedies permitted by law) may (i) exercise any of the rights provided in the Mortgages in event of default; (ii) enter upon the Property: (iii) employ watchmen to protect the Property (including personal property located thereon) from damage, injury or loss; (iv) continue any or all existing contracts for the completion of the Residences or enter into any new, additional or substitute contracts for the completion of the Residences, either in Lender's own name or in the name of Borrower;
         (v) advance such of the undisbursed Loan proceeds and/or Lender's own funds as may be necessary to remedy such default, including completion of the Residences, and in such event, all such advances shall be secured by the Mortgages and by all other security for the Loan, and Borrower will pay the same, together with interest thereon at the maximum lawful rate, to Lender upon demand; and (vi) elect not to make any further advances of the undisbursed Loan proceeds, and in such event Borrower shall not be entitled to any further advances under the Loan.

                 (j) Without the prior written consent of Lender and except for ordinary and customary purchases of appliances that are timely paid (with Loan proceeds or from other sources of Borrower) in accordance with the ordinary and customary financing terms for such purchases, no materials, equipment, fixtures or any other part of the Residences shall be purchased or installed under security agreements, conditional sale contracts or lease agreements, or other arrangement wherein a security interest or title to said property is retained or the right is reserved or accrues to anyone to remove or repossess any such items or to consider them as personal property.

                 (k) Lender may (but shall not be obligated to) commence, appear in or defend any action or proceeding purporting to affect the Property or the rights or duties of Lender or Borrower or the payment of any funds hereunder, and in connection therewith may pay all necessary expenses, including reasonable attorneys' fees, which Borrower agrees to pay to Lender upon demand. Borrower hereby irrevocably appoints and authorizes Lender, as Borrower's attorney-in-fact under a power of attorney coupled with an interest, to execute, file and record any notice of completion or cessation of labor or any other notice which Lender deems necessary or advisable to protect its interest hereunder or the security for the Loan.

                 (l) Borrower may not assign or otherwise transfer this Loan Agreement or any right hereunder, and this Loan Agreement shall be binding upon Borrower and the representatives and successors of Borrower. In the event of the termination or dissolution of Borrower prior to the completion of the Residences or prior to the use, release or disbursement of all proceeds of the Loan and any Borrower's Deposit, this Loan Agreement shall not, at the option of Lender, be terminated or affected by such dissolution or termination.

                 (m) If Borrower is more than one person, firm or corporation, all receipts, requests and instructions pertaining to the Loan, or for any advance thereof, may be made by any one of the undersigned Borrower with the same effect as if signed by all.

                 (n) Borrower shall promptly inform Lender of (i) any litigation against Borrower or Guarantor or affecting the Property, which, if determined adversely, might have a material adverse effect upon the financial condition of Borrower of guarantor or upon the Properties, or might cause a default, (ii) any material claim or controversy which might become the subject of such litigation, and
         (iii) any material adverse change in the financial condition of Borrower or Guarantor. For purposes hereof, material adverse





MASTER LOAN AGREEMENT - Page 7
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         change and/or material adverse effect shall mean a decline of fifteen percent (15%) in the net worth of Borrower or Guarantor as shown on the Financial Statements delivered to Lender from time to time in connection with the Loan.

                 (o) Borrower shall promptly inform Lender if any Contracts are canceled and/or materially modified or if any lending institution cancels or materially modifies its commitment to finance a prospective buyer's acquisition of a Residence.

                 (p) As required by Lender. Borrower shall provide Lender with the following matters relating to Borrower: (1) (i) audited Financial Statements within ninety (90) days, or (ii) unaudited Financial Statements within sixty (60) days of Borrower's fiscal year end; (2) unaudited Financial Statements within forty-five (45) days of each calendar month end; and (4) sales, closings and inventory reports of Residences, acceptable to Lender, within thirty (30) days of each calendar month end, during the term of the Loan. Borrower shall also cause any other party obligated for the Loan to provide Lender its Financial Statement on or before April 15 of each calendar year, or more frequently as required by Lender. All Financial Statements shall be true, correct, and complete as of, the dates specified therein and fully and accurately present the financial condition of Borrower and any other party obligated for the Loan, as appropriate, as of the dates specified. Borrower represents to Lender that on the date hereof, no material adverse change has occurred in the financial condition of Borrower or, to Borrower's knowledge, any other party obligated for the Loan since the dates the initial Financial Statements of Borrower and any other party obligated for the Loan were delivered to Lender.

                 (q) The Mortgages additionally secure all other indebtedness, of whatever kind or character, now owing or which may hereinafter become owing to Lender by the entities listed on Exhibit A attached hereto, whether such indebtedness is evidenced by note, open account, overdraft, endorsement, surety agreement, guaranty, or otherwise, it being reasonably contemplated that such additional indebtedness owing to Lender may be incurred, from time to time, subsequent to the date hereof (the "Additional Loans"). A default under any Additional Loans shall constitute a default under the Loan Instruments and a default under the Loan Instruments shall constitute a default under the Additional Loans.

                 (r) From and after a default hereunder or an "Event of Default" under any other of the Loan Instruments, at the request of Lender, Borrower shall provide to Lender, within thirty (30) days after such request, a Mortgagee Policy of Title Insurance (the "Policy"), issued by the title company which issued the Binder, insuring Lender, in the amount of the Aggregate Loan Allocation for each Property covered by such Mortgage, that such Mortgage and any other liens securing the payment of the Note and Loan have the priority required by Lender. If further required by Lender, the Policy shall be extended to cover each and every advance under such Aggregate Loan Allocation at the time such advance is made.

                 (s) Subject to the provisions of Paragraph 16 hereof, Borrower shall cause a Property to be released from a Mortgage at such times as provided in Exhibit A attached hereto (the "Required Release Date").

                 (t) Neither Borrower nor any other party shall occupy any Residence which is covered by a Mortgage.

         7. REQUIRED PRINCIPAL PAYMENTS. Borrower shall pay the principal of the Note as therein provided and as provided in Exhibit A attached hereto. Further, if, at any time, the outstanding balance of the Loan exceeds (1) the Loan Amount, (2) the Loans-to-One-Borrower Limitation, or (3) the Borrowing Base as determined by Lender, or if, at any time, the amount of the Loan advanced by Lender for a particular Property exceeds the Loan to Value Ratio for such Property, Borrower shall immediately pay in cash to Lender, following demand therefor, the amount of such excess. Further, after nine (9) months from the recording of a Mortgage in the Real Property Records, Lender shall have the right to obtain an





MASTER LOAN AGREEMENT - Page 8
appraisal of the Property covered by such Mortgage. from an appraiser satisfactory to Lender, paid for by Borrower, and in the event such appraisal determines that the portion of the Loan advanced by Lender for such Property exceeds the Loan to Value Ratio for such Property, then Borrower shall also immediately pay in cash to Lender, following demand therefor, the amount of such excess.

         8. REVOLVING LOAN. All or any portion of the principal of the Loan in any he borrowed, paid, prepaid, repaid and be borrowed from time to time prior to maturity in accordance with the provisions of the Loan Instruments. The excess of borrowing (advances and re-advances) over repayments shall evidence the principal balance of the Loan from time to time and at any time. The aggregate amount of all advances under the Loan may exceed the Loan Amount, but neither the outstanding principal balance of the Loan nor the outstanding aggregate amount of the Loan Allocations shall ever exceed the Loan Amount. The Loan shall not be governed by or be subject to Chapter 15 of the Texas Credit Code Title 79, Revised Civil Statutes of Texas, 1925, as amended.

         9. MATURITY AND EXTENSION. Notwithstanding any provision in the Note to the contrary, the Note and Loan shall mature and may be extended as provided in Exhibit A attached hereto.

         10. DEFAULT. The term "default" as used herein shall include a breach by Borrower of any agreement, warranty, representation or covenant contained in this Loan Agreement and as may be set forth on Exhibit A attached hereto, and any default or "Event of Default" by Borrower under any of the Loan Instruments; provided, however, notwithstanding anything to the contrary contained herein or in the other Loan Instruments, as a condition to any such default or Event of Default involving any covenant other than the payment of money, Lender shall give Borrower thirty (30) days written notice to perform such covenant. In the event of a default by Borrower, as aforesaid, Lender, at its election, may declare all sums owing on account of the Loan to be immediately due and payable, exercise any and all remedies provided in the Loan Instruments or otherwise at law or in equity and/or make no additional advances hereunder. No waiver of any default on the part of Borrower shall be considered a waiver of any other or subsequent default, and no delay or omission in exercising or enforcing the rights and powers of Lender shall be construed as a waiver of such rights and powers, and likewise no exercise or enforcement of any rights or powers hereunder by Lender shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time.

         11. ADDITIONAL LOAN COVENANTS. If there are any additional loan covenants (the "Additional Loan Covenants") listed on Exhibit A attached hereto, and in the event Borrower or Guarantor (if applicable to Guarantor) breaches any of the Additional Loan Covenants (and such breach continues for thirty (30) days following written notice thereof to Borrower), or if Lender elects (in Lender's sole and absolute discretion based upon market or economic conditions, upon Borrower's or Guarantor's then Financial condition or upon Lender's business judgment), after giving notice thereof to Borrower, to limit future advances of the Loan, then in either event at Lender's election, no additional Mortgages shall be recorded in the Real Property Records and advances under the Loan shall be limited to the then existing Borrowing Base (as determined by Lender); provided, however, in the event of any such breach or election, if Lender shall have given Borrower the notice described in Paragraph 4(f) above, then all future advances under the Loan shall be limited to the unadvanced portion of the Loan Allocation for Properties covered by then existing recorded Mortgages and no additional Mortgages shall be recorded in the Real Property Records; provided, however, that a breach of any of the Additional Loan Covenants shall not be considered a default under the Loan Instruments.

         12.     LIMITATION ON INTEREST.   All agreements between Borrower and
Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged or received by Lender exceed the maximum amount permissible under applicable law. If, from any circumstance Lender shall ever receive and thing of value declined interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal of the Note and





MASTER LOAN AGREEMENT - Page 9
not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Note such excess shall be refunded to Borrower. All interest paid or agreed to be paid to the holder of the Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period from the date of the Note until payment in full of the principal so that the interest thereon for such full period shall not exceed tile maximum amount permitted by applicable law. This paragraph shall control all agreements between Borrower and Lender.

         13. CHOICE OF LAW. EXCEPT WHERE FEDERAL LAW IS APPLICABLE (INCLUDING, WITHOUT LIMITATION, ANY FEDERAL USURY CEILING OR OF THE FEDERAL LAW WHICH, FROM TIME TO TIME, IS APPLICABLE TO 111 INDEBTEDNESS HEREIN AND WHICH PREEMPTS STATE USURY LAWS), THIS LOAN AGREEMENT, THE NOTE, THE MORTGAGES AND THE OTHER LOAN INSTRUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         14. NOTICES. All notices, demands, requests, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when presented personally or deposited in a regularly maintained receptacle for the United States Postal Service, postage prepaid, registered or certified, return receipt requested, addressed to Borrower or Lender, as the case may be, at the respective addresses set forth on the first page of this Loan Agreement, or such other address as Borrower or Lender may from time to time designate by written notice to the other as herein required.

         15. FEES AND EXPENSES. Borrower agrees to pay when due Lender's fees, as set forth herein, the reasonable attorneys' fees and expenses of Lender's counsel, title insurance and examination charges, survey costs, hazard insurance premiums, filing and recording fees, and other reasonable expenses payable to third parties incurred by Lender in connection with the consummation of the transactions contemplated by this Loan Agreement, including all renewals, extensions and modifications thereof. Further, Borrower agrees to make each payment which it owes under the Loan Instruments not later than twelve o'clock, noon, Dallas, Texas time, on the date such payment becomes due and payable (or the date any voluntary prepayment is made), in immediately available funds. Any payment received by Lender after such time will be deemed to have been made on the next following business day.

         16. PARTIAL RELEASES. Borrower shall have the right to any partial releases of the Property subject to the following terms and conditions:

                 (a) Borrower shall not be in default hereunder or under any other of the Instruments;

                 (b) Borrower shall submit a prepared partial release instrument (the "Partial Release") in form and substance satisfactory to Lender together with a lot and block description of the Residence to be released. In addition, the Partial Release should be accompanied with information necessary for Lender to process the Partial Release, including the name and address of the title insurance company, if any, to whose attention the Partial Release should be directed, numbers that reference the Partial Release (i.e., order numbers, release numbers, etc.) and the date when the Partial Release is to become effective;

                 (c) If required by Lender, all accrued and unpaid interest on the principal amount of the Loan being prepaid shall be paid at the time such Partial Release is requested, provided that any payment received by Lender after twelve o'clock, noon, Dallas, Texas time, will be deemed to have been made on the next following business day;

                 (d) Payment to Lender loan amount in cash as provided on Exhibit A attached hereto;





MASTER LOAN AGREEMENT - Page 10

                 (e) Payment to Lender of any applicable extension fee, as provided in Exhibit A attached hereto; and

                 (f) Payment to Lender of all costs and expenses arising in connection with any Partial Release.

Notwithstanding any provision herein to the contrary, at such time as Lender provides to the title company (which is closing the sale of a Residence) a "pay-off" quote for a Residence being released from a Mortgage, in accordance with this Paragraph 16, Borrower shall not be entitled to any further advances under the Loan with respect to such Residence.

         17. WAIVER OF JUDICIAL PROCEDURAL MATTERS. BORROWER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY LENDER IN CONNECTION WITH ANY OF THE LOAN INSTRUMENTS, ANY AND EVERY RIGHT IT MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) A TRIAL BY JURY,
(III) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN A COMPULSORY COUNTERCLAIM) AND (IV) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. Nothing herein contained shall prevent or prohibit Borrower from instituting or maintaining a separate action against Lender with respect to any asserted claim.

         18. HEADINGS. The Paragraph headings hereof and in the Exhibits hereto are inserted for convenience of reference only and shall not alter, define, or be used in construing the text of such Paragraphs.

            [The balance of this page is intentionally left blank.]





MASTER LOAN AGREEMENT - Page 11

                                                                EXHIBIT 10.11(a)

         19. FINAL AGREEMENT. THE LOAN INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN LENDER AND BORROWER CONCERNING THE LOAN, AND THE LOAN INSTRUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF LENDER AND BORROWER OR ANY AGENT, BROKER, EMPLOYEE OR REPRESENTATIVE OF EITHER OF THEM. THERE ARE NO ORAL AGREEMENTS BETWEEN LENDER AND BORROWER.

                                 BORROWER:

                                 NEWMARK HOMES, L.P.,
                                 a Texas limited partnership

                                 BY:      NEWMARK HOME CORPORATION,
                                          a Nevada corporation,
                                          General Partner

                                          By: /s/ TERRY WHITE
                                             -----------------------------------
                                                  Name: Terry White
                                                       -------------------------
                                                  Title: Senior Vice President
                                                        ------------------------


                                 LENDER:

                                 GUARANTY FEDERAL BANK, F.S.B,
                                  a federal savings bank

                                 By: /s/ RONALD MCLEOD
                                    --------------------------------------------
                                      Name:  Ronald McLeod
                                             -----------------------------------
                                      Title: Vice President
                                             -----------------------------------





MASTER LOAN AGREEMENT - Page 12